(LOGO)
                                                    DEUTSCHE ASSET MANAGEMENT
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                                     Mutual Fund
                                       Annual Report
                                      March 31, 2001

              Class A, B, C and Institutional Shares

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Flag Investors Value Builder Fund

(LOGO)
                                                           A Member of the
                                                           DEUTSCHE BANK GROUP
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

Value Builder Fund
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TABLE OF CONTENTS

              REPORT HIGHLIGHTS .............................................  3
              PERFORMANCE COMPARISON ........................................  4
              LETTER TO SHAREHOLDERS ........................................  5

              VALUE BUILDER FUND
                 Schedule of Investments .................................... 13
                 Statement of Assets and Liabilities ........................ 16
                 Statement of Operations .................................... 17
                 Statements of Changes in Net Assets ........................ 18
                 Financial Highlights ....................................... 19
                 Notes to Financial Statements .............................. 23
                 Report of Independent Accountants .......................... 26
                 Tax Information ............................................ 26
                 Shareholder Meeting ........................................ 27

                            ----------------------------------------
                         The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
                            ----------------------------------------

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                                        2

Value Builder Fund
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REPORT HIGHLIGHTS

Your Fund achieved excellent performance results (excluding sales charges) for the 1-, 3-, 5- and 8-year periods ending March 31, 2001 for Class A Shares with cumulative gains of 4.3%, 20.1%, 92.8% and 183.4%, respectively. According to Lipper Inc., the Fund's Class A Shares ranked #75 out of 472 funds, #57 out of 381 funds, #14 out of 264 funds and #2 out of 105 funds for the 1-, 3-, 5- and 8-year periods ended March 31, 2001, respectively, within the Lipper Balanced Funds Average category.1 In addition, the Class A Shares received an 'A' ranking from THE WALL STREET JOURNAL for the same 1-, 3-, 5- and 8-year periods.2

The Fund's asset mix remained essentially unchanged over the past year, emphasizing long-term holdings with stocks and bonds representing 99% of the Portfolio.

The returns of the Fund's best performers demonstrate our philosophy of buying good value and allowing sufficient time for such value to be recognized in the investment marketplace. Three of the five largest holdings were strong contributors to the Fund's returns over the past year and we are pleased that all five top holdings, AOL Time Warner, Conseco, Cendant, Allied Waste and XL Capital, are making good business progress.

Investor sentiment and money flows started shifting toward companies with reasonably valued shares in the second quarter of last year and this trend has continued to gain momentum in succeeding quarters.

With interest rates relatively low and a more uncertain economic picture than we have seen in some time, we are actually quite optimistic about our ability to find some excellent values for your Fund in the months ahead as investors try to deal with the changing investment landscape.

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1 Lipper Inc. is a mutual fund performance monitor. Rankings are based on total returns and include all applicable fees and expenses.
2 Past performance is no guarantee of future results. Funds are ranked by investment objectives defined by the Wall Street Journal. Percentages are annualized for periods greater than one year. A = top 20%; B = next 20%; C = middle 20%; D = next 20%; E = bottom 20%. Data were gathered or prepared by Lipper Inc. and exclude sales charges.

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                                        3

Value Builder Fund
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PERFORMANCE COMPARISON 1

GROWTH OF A $10,000 INVESTMENT IN THE VALUE BUILDER FUND--CLASS A SHARES AT INCEPTION ON JUNE 15, 1992 WAS WORTH $32,229 ON MARCH 31, 2001

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       US$

                   06/15/92           $10,000
                   09/30/92            10,350
                   12/31/92            10,776
                   03/31/93            11,372
                   06/30/93            11,526
                   09/30/93            12,069
                   12/31/93            12,043
                   03/31/94            11,729
                   06/30/94            11,666
                   09/30/94            12,154
                   12/31/94            11,998
                   03/31/95            12,969
                   06/30/95            14,076
                   09/30/95            15,275
                   12/31/95            15,926
                   03/31/96            16,712
                   06/30/96            17,217
                   09/30/96            18,105
                   12/31/96            19,850
                   03/31/97            20,037
                   06/30/97            22,132
                   09/30/97            23,928
                   12/31/97            24,350
                   03/31/98            26,814
                   06/30/98            27,093
                   09/30/98            24,477
                   12/31/98            28,861
                   03/31/99            30,543
                   06/30/99            32,090
                   09/30/99            29,431
                   12/31/99            32,848
                   03/31/00            30,180
                   06/30/00            30,139
                   09/30/00            31,774
                   12/31/00            30,890
                   03/31/01            32,229

                                                                CUMULATIVE                                 AVERAGE ANNUAL
                                                             TOTAL RETURNS                                  TOTAL RETURNS

 Periods Ended                  1 Year   3 Years     5 Years         Since     1 Year    3 Years   5 Years          Since
 March 31, 2001                                                Inception 2                                    Inception 2
 Value Builder Fund 1--
   Class A Shares                4.36%    20.19%     92.85%         222.29%     4.36%     6.32%     14.04%         14.24%
   Class B Shares                3.54%    17.47%     85.66%         155.98%     3.54%     5.51%     13.17%         16.26%
   Class C Shares                3.63%      n/a        n/a           15.94%     3.63%      n/a        n/a           5.09%
   Institutional Class           4.60%    21.10%     95.22%         112.23%     4.60%     6.59%     14.32%         14.92%

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THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2001, INCLUDING THE
MAXIMUM SALES CHARGES APPLICABLE TO EACH CLASS WERE: CLASS A SHARES--ONE-YEAR (1.38%), FIVE-YEAR 12.76%, SINCE INCEPTION 13.51%; CLASS B SHARES--ONE-YEAR (1.46%), FIVE-YEAR 12.93%, SINCE INCEPTION 16.26%; CLASS C SHARES--ONE-YEAR 2.63%, SINCE INCEPTION 5.09%. THE MAXIMUM SALES CHARGE FOR EACH CLASS IS AS
FOLLOWS: CLASS A SHARES:5.50%; CLASS B SHARES: A CONTINGENT DEFERRED SALES CHARGE ('CDSC') OF 5.00% DECLINING TO 0% AFTER SIX YEARS AND; CLASS C SHARES: A CDSC OF 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. The 'Since Inception' performance would have been lower for Class A and Class B Shares if certain of the Fund's fees and expenses had not been waived prior to 1996.
2 Inception dates: Class A Shares June 15, 1992, Class B Shares January 3, 1995,
  Class C Shares April 8, 1998, Institutional Class November 2, 1995.
--------------------------------------------------------------------------------

                                        4
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Value Builder Fund
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LETTER TO SHAREHOLDERS

Fellow Shareholders:

We are pleased to report on the progress of your Fund for the year ended March 31, 2001.

The Flag Investors Value Builder Fund had a respectable gain of 1.4% for the six-month period and quite respectable gain of 4.3% for the twelve-month period for Class A Shares.1 For the three- and five-year cumulative periods your Fund gained 20.1% and 92.8%, respectively. The Fund's solid equity performance was due primarily to the earnings gains of the portfolio companies and a shift in investor sentiment toward profits valuation and real business progress. With the declining interest rate environment, the Fund's bond holdings did quite well with price gains in addition to the income returns. While the Fund's 4.3% return over the past year may seem modest in an absolute sense, when viewed in the context of a 21.6% decline for the Standard & Poor's 500 Index and a 59.7% decline in the NASDAQ Composite, there is good reason to be satisfied with the results.

We are very pleased to report that the Fund's performance continued to place it in the top 20% of the Lipper Balanced Funds Average category. According to Lipper Inc., the Fund's Class A Shares ranked #75 out of 472 funds, #57 out of 381 funds, #14 out of 264 funds and #2 out of 105 funds for the 1-, 3-, 5- and 8-year periods ended March 31, 2001, respectively. In addition, the Class A Shares received an 'A' ranking from THE WALL STREET JOURNAL for the same 1-, 3-, 5- and 8-year periods.

ASSET MIX
During the past year we have maintained the Fund's long-term focus with 99% of the Fund's assets in stocks and bonds and the remaining 1% in short-term investments. The pie charts below reflect the current asset mix as well as the asset mix a year ago. While the Fund's asset mix remained essentially unchanged over the past year, sales of securities exceeded purchases as the Fund experienced modest net redemptions during the period. It appears that the primary reason for this behavior was a shorter-term focus by some shareholders to pursue greater returns in higher-risk sectors of the market; for those who did, I suspect they found considerably more risk than reward.

PORTFOLIO DEVELOPMENTS AND
LARGEST HOLDINGS
In past shareholder reports we have periodically made candid reports to you highlighting our successes and our failures. In many respects such a 'scorecard' allows Fund shareholders the opportunity to see just how well we have executed our game plan of buying good value. Listed on the following page are our largest holdings with cost and market values, as well as the percentage change over the past 12 months. Two of our largest holdings, Allied Waste and XL Capital, are discussed in the enclosed New York Times article, featuring the Flag Investors Value Builder Fund. Concord EFS, one of the Fund's top performers along with Allied Waste, is also cited in the article. We hope that you find this reprint of interest. We are including it with the shareholder report because it may offer you greater insight into how we go about selecting investments for your Fund.

The business progress of America Online continues to be excellent but the share price suffered awaiting merger approval with Time Warner and the general market malaise surrounding Technology/Internet-related stocks. With the

--------------------------------------------------------------------------------
1 Excluding sales charges.

 ASSET ALLOCATION
 (as of 3/31/01)
 (percentages are based on market value of total investments in the Fund)

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        Fixed-Income                             27.25%
        Common Stocks and Convertibles           72.71%
        Short-term Investments                    0.04%


 ASSET ALLOCATION
 (as of 3/31/00)
 (percentages are based on market value of total investments in the Fund)

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        Fixed-Income                             24.53%
        Common Stocks and Convertibles           73.69%
        Short-term Investments                    1.78%

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                                        5

Value Builder Fund
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LETTER TO SHAREHOLDERS

FIVE LARGEST HOLDINGS
                                                   Market Value      Performance
Security                                   Cost   as of 3/31/01  3/31/00-3/31/01

  AOL Time Warner, Inc.            $  2,222,070    $ 51,392,000          (40.5)%
  Conseco, Inc.                      48,934,000      40,358,659           40.8%
  Cendant Corp.                      38,090,589      37,299,860          (21.1)%
  Allied Waste Industries, Inc.      24,890,481      36,463,840          138.9%
  XL Capital Ltd.                    18,705,663      32,283,956           37.4%
                                   ------------    ------------
  Total                            $132,842,823    $197,798,315

merger now complete and some greater appreciation by investors for the business model and cash-generating capabilities of this media/marketing behemoth, we expect a very bright future for the company's shares. AOL Time Warner shares have appreciated 15% so far this year in spite of declines in the general market averages.

Shareholders may recall that in last year's letter one of the Fund's worst performing investments was Conseco. In spite of this dismal performance, I suggested that holding the shares was the 'right thing to do.' In fact, I even went so far as to risk bodily harm by encouraging shareholders to save their Easter eggs for target practice in case I was wrong. Well, I am pleased to report that egg salad seems more in order. The company shares are up 40% (more than 100% from their low) and more gains seem likely. Gary Wendt (formerly President of GE Capital) joined the company in June of last year and has done nothing short of a miraculous job of getting Conseco's assets in order. There is more to be done but I have great confidence in Gary and I remain quite optimistic. I would also note that it is in situations like this where the 'long-term' view has its rewards.

Cendant shares gave up some ground during the past year but the cash-generating capabilities of this company remain intact. As this letter is being written, the company reported earnings ahead of expectations. Perhaps that helps explain the shares being up more than 50% so far this year.

One of the real 'sleepers' in the portfolio over the past year has been the shares of Allied Waste, (the country's second largest trash hauler). The shares were unduly depressed because of its acquisition of Browning Ferris in late 1999 and issues related to its integration. With those issues behind it, investors have been focusing on the company's growing cash flow and modest valuations. In spite of the share gains over the past year of more than 100%, the shares still sell at less than 10 times projected 2001 cash earnings. Shareholders should also note that the Fund's largest bond position is in the 10% fixed income securities of Allied Waste due 2009. Our equity research often leads us to own the fixed-income securities of the same company.

XL Capital (a large Bermuda insurer) gained 37% over the last year as investor sentiment shifted to companies offering real value.

In an effort to complete the scorecard, we have provided a list of the biggest gainers in the portfolio over the past 12 months. Hopefully, this scorecard reinforces what we have emphasized in letters about buying 'good value' and allowing sufficient time for such value to be recognized in the investment marketplace.

TEN BEST PERFORMERS                             One Year Ended 3/31/01
                                      Percent                 Original
Security                               Change          Investment Date

  Allied Waste Industries, Inc.        138.9%           September 1999
  Philip Morris                        124.6%                June 1992
  Verio (A) (W)*                       116.9%               April 2000
  Cardinal Health                      110.9%                 May 1999
  Countrywide Credit                    81.1%                 May 1994
  Concord EFS                           76.3%            February 2000
  SEI Corp.                             65.0%             October 1995
  Boeing (W)                            59.9%           September 1994
  MBIA, Inc.                            55.0%             January 2000
  TJX Companies (A)                     50.6%              August 2000

(A)  Added mid-period.
(W) Sold mid-period.
* Return = proceeds from sales vs. cost of purchases.

As much as we would like to have nothing but successes we know from experience that mistakes will happen. In Tiger Woods' recent victory in the 'Masters' golf tournament it should be noted he had 7 bogeys on his way to his second 'green jacket.' Since we are certainly no Tiger Woods, perhaps triple or quadruple bogeys (some may say even

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                                        6

Value Builder Fund
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LETTER TO SHAREHOLDERS

higher) are a more appropriate reference point for our mistakes over the past year. Several of ours are listed below.

  THREE WORST PERFORMERS       One Year Ended 3/31/01
                                              Percent
  Security                                     Change

   Priceline.com (A) (W)*                     (91.3)%
   Novell, Inc.                               (82.5)%
   Excite@home (A) (W)*                       (76.2)%

(A)  Added mid-period.
(W) Sold mid-period.
* Return = proceeds from sales vs. cost of purchases.

In the case of Priceline and Excite, we clearly went beyond our 'circle of competence' (as Warren Buffett would say). While the prices of both securities were down more than 75% from their highs when purchased and each had what we perceived as a viable business model, there is little question that the intrinsic value of these companies was substantially less than we believed. About the only thing we did half right was that we limited our combined investment to approximately 1% of the Fund's assets. Regardless of the size of the investment, we take NO comfort in the size of the percentage loss. Both securities have been sold.

We have been very patient with Novell, a software company, because we have confidence in management and we believe the company's key products add value. The company also has several dollars per share of cash on its balance sheet. While we have been quite wrong so far, we will evaluate the company for another quarter or two before we decide to move on.

INVESTMENT ENVIRONMENT
What a difference a year makes. This time last year Technology/Internet-related companies were all the rage. Many of these stocks sold at price-earnings ratios of more than 100 times with even higher ratios being rationalized. Well-known companies such as Cisco, JDS Uniphase, Oracle, Nortel Networks, Sun Microsystems, EMC, Qualcomm and Yahoo were all part of this phenomenon. For those interested in just how irrational this behavior was, Yahoo, a global Internet media company, which came public in 1996 and had only modest profits last year, was being valued at a market capitalization of more than $100 billion. On the other hand, the shares of Berkshire Hathaway, a holding company led by Warren Buffett with an unparalleled record of compounding profits for more than 30 years and after-tax profits of close to $2.5 billion, was valued at $20 billion less than Yahoo. To us, this made absolutely no sense whatsoever. For those interested, Berkshire Hathaway is now valued at $100 billion and Yahoo Inc. at $10 billion or $90 billion less than Berkshire.

We suggested in our letter last year that in the final analysis, 'economic reality eventually prevails.' It is for this reason, we suspect, that investor sentiment and money flows started shifting toward companies with reasonably valued shares in the second quarter of last year and this trend has continued to gain momentum in succeeding quarters. Current data suggests that equity mutual funds, and especially those with a more growth-oriented bent, are experiencing rising redemptions with the month of March being one of the largest on record. Perhaps it just goes to show that the emotional and psychological behavior driven by 'greed' and 'fear' is alive and well. We always find this behavior very interesting because it is so opposite the most basic tenet of investing; buying low (when values are best) and selling high (when share prices exceed the value of the enterprise).

Up until nine months ago most Wall Street pundits were wondering how high the Federal Reserve was going to raise interest rates. Now the focus is on how quickly are they going to be lowered. We do not have a very good answer but since we have very little control over it anyway, we will instead depend on the managements of our portfolio companies to do what is in the best long-term interest of their shareholders and therefore our shareholders.

With interest rates relatively low and a more uncertain economic picture than we have seen in some time, we are actually quite optimistic about our ability to find some excellent values for your Fund in the months ahead as investors try to deal with the changing investment landscape.

As always, we thank you for your continued interest and support. We look forward to the on-going process of building value for you.

Respectfully submitted,

/s/  HOBART C. BUPPERT, II

Hobart C. Buppert, II
Portfolio Manager
April 24, 2001

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P.S. We would also like to take this opportunity to notify our shareholders that your Fund has been branded as the 'Deutsche Asset Management Flag Investors
Value Builder Fund'. This name change is as a result of the consolidation of the Flag Investors Funds with the Deutsche Asset Management Funds. Please note that this change is in name only, there has been no change in the management or operations of the Fund.
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                                        7

Value Builder Fund
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ADDITIONAL PERFORMANCE INFORMATION

The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment (or the Fund class' minimum initial investment if that amount exceeds $10,000), from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the 5.00% and 1.00% contingent deferred sales charge applicable to the specified time period for the Class B and Class C Shares, respectively. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

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                                        8

Value Builder Fund
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ADDITIONAL PERFORMANCE INFORMATION 1

VALUE BUILDER FUND--CLASS A SHARES, S&P 500 INDEX,
90-DAY US TREASURY BILL INDEX AND BLENDED INDEX
GROWTH OF A $10,000 INVESTMENT (SINCE JUNE 15, 1992)5

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       US$

              Value Builder Fund--         S&P 500 Index 2      90-Day US Treasury Bill Index 3       Blended Index 4
            Class A Shares $30,456             $33,995                      $15,307                       $26,607
6/15/92            $ 9,550                     $10,000                      $10,000                       $10,000
9/30/92              9,884                      10,315                       10,101                        10,384
12/31/92            10,291                      10,835                       10,179                        10,688
3/31/93             10,861                      11,308                       10,258                        11,121
6/30/93             11,007                      11,364                       10,338                        11,244
9/30/93             11,526                      11,657                       10,422                        11,512
12/31/93            11,501                      11,927                       10,504                        11,684
3/31/94             11,202                      11,475                       10,584                        11,341
6/30/94             11,141                      11,524                       10,686                        11,353
9/30/94             11,607                      12,087                       10,801                        11,725
12/31/94            11,458                      12,085                       10,944                        11,729
3/31/95             12,385                      13,626                       11,108                        12,601
6/30/95             13,442                      14,528                       11,275                        13,549
9/30/95             14,588                      15,683                       11,436                        14,281
12/31/95            15,210                      16,627                       11,604                        14,985
3/31/96             15,960                      17,520                       11,747                        15,428
6/30/96             16,442                      18,307                       11,898                        15,887
9/30/96             17,290                      18,872                       12,062                        16,299
12/31/96            18,975                      20,445                       12,220                        17,267
3/31/97             19,136                      20,992                       12,375                        17,557
6/30/97             21,136                      24,660                       12,544                        19,563
9/30/97             22,851                      26,504                       12,712                        20,654
12/31/97            23,255                      27,265                       12,871                        21,188
3/31/98             25,608                      31,069                       13,039                        23,074
6/30/98             25,608                      27,069                       13,039                        23,703
9/30/98             25,608                      25,069                       13,039                        22,702
12/31/98            25,608                      31,069                       13,039                        25,571
3/31/99             29,170                      36,804                       13,654                        26,332
6/30/99             30,647                      39,399                       13,849                        27,422
9/30/99             28,110                      36,934                       14,027                        26,492
12/31/99            31,370                      42,430                       14,202                        28,840
3/31/00             29,185                      43,402                       14,400                        29,445
6/30/00             28,471                      42,250                       14,618                        29,172
9/30/00             30,026                      41,841                       14,838                        29,338
12/31/00            32,688                      38,567                       15,080                        28,351
3/31/01             30,456                      33,995                       15,307                        26,607

   TOTAL RETURN
                                                AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                          1 Year     5 Years           Since
   March 31, 2001                                                Inception 5

   Class A Shares                         (1.38)%    12.76%           13.51%

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1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. The 'Since Inception' performance would have been lower for Class A Shares if certain of the Fund's fees and expenses had not been waived prior to 1996.
2 The S&P 500 Index is unmanaged and measures the performance of 500 large US companies. Benchmark returns are for the periods beginning June 30, 1992.
3 The 90-Day US Treasury Bill Index is unmanaged and measures short-term market performance. Benchmark returns are for the periods beginning June 30, 1992.
4 The Blended Index consists of several unmanaged indices: 60% S&P 500 Index,
  35% Lehman Brothers Intermediate US Government/Credit Index and 5% Merrill Lynch three month T-bill Index. The Lehman Brothers Intermediate US Government/Credit Index is widely recognized as a general measure of the performance in the intermediate-term government and corporate bond sector. The Merrill Lynch three month T-bill Index is representative of the three month Treasury market. Benchmark returns are for the periods beginning June 15, 1992.
5 June 15, 1992.

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                                        9

Value Builder Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

VALUE BUILDER FUND--CLASS B SHARES, S&P 500 INDEX,
90-DAY US TREASURY BILL INDEX AND BLENDED INDEX
GROWTH OF A $10,000 INVESTMENT (SINCE JANUARY 3, 1995)5

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      US$

              Value Builder Fund--         S&P 500 Index 2      90-Day US Treasury Bill Index 3       Blended Index 4
            Class B Shares $25,598             $28,131                      $13,986                       $22,684

1/3/95             $10,000                     $10,000                      $10,000                       $10,000
3/31/95             10,781                      10,696                       10,099                        10,515
6/30/95             11,686                      11,717                       10,251                        11,306
9/30/95             12,645                      12,649                       10,397                        11,917
12/31/95            13,160                      13,410                       10,550                        12,504
3/31/96             13,788                      14,131                       10,680                        12,874
6/30/96             14,179                      14,765                       10,817                        13,257
9/30/96             14,878                      15,221                       10,967                        13,601
12/31/96            16,280                      16,489                       11,110                        14,408
3/31/97             16,404                      16,931                       11,251                        14,650
6/30/97             18,086                      19,889                       11,404                        16,324
9/30/97             19,522                      21,377                       11,557                        17,235
12/31/97            19,827                      21,990                       11,702                        17,681
3/31/98             21,491                      25,058                       11,854                        19,254
6/30/98             21,491                      25,058                       11,854                        19,779
9/30/98             21,491                      25,058                       11,854                        18,944
12/31/98            21,491                      25,058                       11,854                        21,338
3/31/99             24,438                      29,685                       12,414                        21,973
6/30/99             25,643                      32,603                       12,654                        22,883
9/30/99             23,452                      30,564                       12,817                        22,107
12/31/99            26,089                      35,112                       12,977                        24,066
3/31/00             24,476                      35,916                       13,158                        24,571
6/30/00             23,843                      34,963                       13,357                        24,343
9/30/00             25,238                      34,624                       13,558                        24,481
12/31/00            26,023                      31,915                       13,779                        24,171
3/31/01             25,598                      28,131                       13,986                        22,684

   TOTAL RETURN
                                              AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                       1 Year     5 Years           Since
   March 31, 2001                                             Inception 5
   Class B Shares                     (1.46)%      12.93%          16.26%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. The 'Since Inception' performance would have been lower for Class B Shares if certain of the Fund's fees and expenses had not been waived prior to 1996.
2 The S&P 500 Index is unmanaged and measures the performance of 500 large US companies. Benchmark returns are for the periods beginning December 31, 1994. 3 The 90-Day US Treasury Bill Index is unmanaged and measures short-term market performance. Benchmark returns are for the periods beginning December 31, 1994.
4 The Blended Index consists of several unmanaged indices: 60% S&P 500 Index,
  35% Lehman Brothers Intermediate US Government/Credit Index and 5% Merrill Lynch three month T-bill Index. The Lehman Brothers Intermediate US Government/Credit Index is widely recognized as a general measure of the performance in the intermediate-term government and corporate bond sector. The Merrill Lynch three month T-bill Index is representative of the three month Treasury market. Benchmark returns are for the periods beginning December 31, 1994.
5 January 3, 1995.

--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

VALUE BUILDER FUND--CLASS C SHARES, S&P 500 INDEX,
90-DAY US TREASURY BILL INDEX AND BLENDED INDEX
GROWTH OF A $10,000 INVESTMENT (SINCE APRIL 8, 1998)5

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      US$

              Value Builder Fund--         S&P 500 Index 2      90-Day US Treasury Bill Index 3       Blended Index 4
            Class C Shares $11,594             $10,943                      $11,739                       $11,531
4/8/98             $10,000                     $10,000                      $10,000                       $10,000
6/30/98              9,933                      10,330                       10,174                        10,273
9/30/98              8,855                       9,210                       10,205                        11,378
12/31/98            10,552                      11,284                       10,388                        10,788
3/31/99             11,053                      11,728                       10,428                        11,686
6/30/99             11,695                      12,682                       10,621                        11,656
9/30/99             10,703                      11,889                       10,758                        11,925
12/31/99            11,926                      13,658                       10,802                        12,104
3/31/00             11,188                      13,971                       11,044                        12,518
6/30/00             10,904                      13,600                       11,211                        12,556
9/30/00             11,471                      13,468                       11,380                        12,701
12/31/00            11,781                      12,415                       11,565                        12,618
3/31/01             11,594                      10,943                       11,739                        11,531

   TOTAL RETURN
                                             AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                       1 Year     5 Years           Since
   March 31, 2001                                             Inception 5

   Class C Shares                       2.63%         n/a           5.09%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and includes the Fund's contingent deferred sales charge applicable to the specified time periods. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure.
2 The S&P 500 Index is unmanaged and measures the performance of 500 large US companies. Benchmark returns are for the periods beginning March 31, 1998.
3 The 90-Day US Treasury Bill Index is unmanaged and measures short-term market performance. Benchmark returns are for the periods beginning March 31, 1998.
4 The Blended Index consists of several unmanaged indices: 60% S&P 500 Index,
  35% Lehman Brothers Intermediate US Government/Credit Index and 5% Merrill Lynch three month T-bill Index. The Lehman Brothers Intermediate US Government/Credit Index is widely recognized as a general measure of the performance in the intermediate-term government and corporate bond sector. The Merrill Lynch three month T-bill Index is representative of the three month Treasury market. Benchmark returns are for the periods beginning March 31, 1998.
5 April 8, 1998.

--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION 1

VALUE BUILDER FUND--INSTITUTIONAL CLASS, S&P 500 INDEX,
90-DAY US TREASURY BILL INDEX AND BLENDED INDEX
GROWTH OF A $250,000 INVESTMENT (SINCE NOVEMBER 2, 1995)5,6

                                [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      US$

              Value Builder Fund--         S&P 500 Index 2      90-Day US Treasury Bill Index 3       Blended Index 4
         Institutional Class $530,575         $464,850                     $333,075                      $464,848
11/2/95           $250,000                    $250,000                     $250,000                      $250,000
12/31/95           258,725                     254,825                      251,375                       259,886
3/31/96            271,775                     268,500                      254,450                       263,436
6/30/96            280,125                     280,575                      257,725                       262,364
9/30/96            294,575                     289,225                      261,300                       282,495
12/31/96           323,375                     313,325                      264,700                       303,985
3/31/97            326,775                     321,725                      268,075                       309,409
6/30/97            360,900                     377,925                      271,725                       349,688
9/30/97            390,550                     406,200                      275,375                       344,362
12/31/97           397,600                     417,850                      278,825                       363,107
3/31/98            438,150                     476,150                      282,450                       394,076
6/30/98            438,150                     476,150                      282,450                       399,591
9/30/98            438,150                     476,150                      282,450                       403,371
12/31/98           438,150                     476,150                      282,450                       445,013
3/31/99            500,450                     564,050                      295,775                       457,055
6/30/99            526,000                     630,375                      301,350                       455,866
9/30/99            500,450                     590,950                      305,225                       466,394
12/31/99           539,025                     678,875                      309,025                       473,394
3/31/00            507,250                     694,425                      313,350                       489,592
6/30/00            495,350                     676,000                      318,075                       491,053
9/30/00            522,450                     669,450                      322,875                       496,737
12/31/00           537,825                     500,600                      328,125                       493,493
3/31/01            530,575                     464,850                      333,075                       464,848

   TOTAL RETURN
                                             AVERAGE ANNUAL TOTAL RETURNS

   Periods Ended                       1 Year     5 Years           Since
   March 31, 2001                                             Inception 5
 Institutional Class                    4.60%      14.32%          14.92%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure.
2 The S&P 500 Index is unmanaged and measures the performance of 500 large US companies. Benchmark returns are for the periods beginning October 31, 1995.
3 The 90-Day US Treasury Bill Index is unmanaged and measures short-term market performance. Benchmark returns are for the periods beginning October 31, 1995. 4 The Blended Index consists of several unmanaged indices: 60% S&P 500 Index,
  35% Lehman Brothers Intermediate US Government/Credit Index and 5% Merrill Lynch three month T-bill Index. The Lehman Brothers Intermediate US Government/Credit Index is widely recognized as a general measure of the performance in the intermediate-term government and corporate bond sector. The Merrill Lynch three month T-bill Index is representative of the three month Treasury market. Benchmark returns are for the periods beginning October 31, 1995.
5 November 2, 1995.
6 The performance information in this line graph has been restated to reflect the current minimum initial investment of $250,000. During the reporting period the minimum initial investment was $500,000. The minimum initial investment changed from $500,000 to $250,000 on May 7, 2001.

--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS March 31, 2001

   SHARES SECURITY                                                         VALUE

          COMMON STOCKS--68.90%
          CONSUMER DISCRETIONARY--13.24%
1,280,000 AOL Time Warner, Inc. 1 ........................          $ 51,392,000
1,007,800 Blyth Industries, Inc. .........................            23,229,790
  890,000 Champion Enterprises, Inc. 1 ...................             4,583,500
  212,786 Clear Channel Communications, Inc. 1 ...........            11,586,198
  878,600 Lodgenet Entertainment Corp. 1,3 ...............            12,849,525
  130,700 TJX Companies, Inc. ............................             4,182,400
   85,000 Unifi, Inc. 1 ..................................               602,650
  186,086 Visteon Corp. ..................................             2,798,733
  429,200 WestPoint Stevens, Inc. ........................             3,862,800
                                                                    ------------
                                                                     115,087,596
                                                                    ------------
          CONSUMER STAPLES--1.70%
  311,600 Philip Morris Cos., Inc. .......................            14,785,420
                                                                    ------------
          FINANCIALS--22.59%
  200,500 American Express Co. ...........................             8,280,650
  152,500 Bank of America Corp. ..........................             8,349,375
  517,000 Citigroup, Inc. ................................            23,254,660
2,506,749 Conseco, Inc. ..................................            40,358,659
  256,500 Countrywide Credit Industries, Inc. ............            12,658,275
  172,000 Freddie Mac ....................................            11,150,760
  899,136 Host Marriott Corp. 4 ..........................            10,501,908
  107,100 MBIA, Inc. .....................................             8,640,828
  265,780 MBNA Corp. .....................................             8,797,318
  650,000 Mutual Risk Management Ltd. ....................             4,712,500
  880,400 SEI Investments Corp. ..........................            27,457,475
  424,398 XL Capital Limited--Class A ....................            32,283,956
                                                                    ------------
                                                                     196,446,364
                                                                    ------------
          HEALTH CARE--5.49%
   69,600 Aetna, Inc. 1 ..................................             2,500,032
  232,500 Cardinal Health, Inc. ..........................            22,494,375
  114,000 Johnson & Johnson ..............................             9,971,580
  134,200 Wellpoint Health Networks, Inc. 1 ..............            12,790,602
                                                                    ------------
                                                                      47,756,589
                                                                    ------------
          INDUSTRIALS--19.77%
2,325,500 Allied Waste Industries, Inc. 1 ................            36,463,840
  180,000 AMR Corp. 1 ....................................             6,321,600
2,556,536 Cendant Corp. 1 ................................            37,299,860
  226,100 Central Parking Corp. ..........................             4,115,020
  575,900 Concord EFS, Inc. 1 ............................            23,467,925
  244,700 First Data Corp. ...............................            14,611,037
  170,311 Sabre Group Holdings, Inc. 1 ...................             7,863,259
  680,500 Tyco International Ltd. ........................            29,418,015
  128,000 United Technologies Corp. ......................             9,382,400
  194,000 USG Corp. ......................................             2,964,320
                                                                    ------------
                                                                     171,907,276
                                                                    ------------
          INFORMATION TECHNOLOGY--3.62%
  109,800 Electronic Data Systems Corp. ..................             6,133,428
  350,000 Exodus Communications, Inc. 1 ..................             3,762,500


  SHARES/
      PAR
    (000) SECURITY                                                         VALUE

  172,000 International Business Machines
            Corp. ........................................          $ 16,542,960
1,003,000 Novell, Inc. 1 .................................             5,015,000
                                                                    ------------
                                                                      31,453,888
                                                                    ------------
          MATERIALS--0.66%
  722,600 Airgas, Inc. 1 .................................             5,694,088
                                                                    ------------
          TELECOMMUNICATION SERVICES--1.83%
   20,000 ALLTEL Corp. ...................................             1,049,200
  132,500 Global Crossing, Ltd. ..........................             1,787,425
  150,000 SBC Communications, Inc. .......................             6,694,500
  481,493 WinStar Communications, Inc. 1 .................             1,038,219
  286,033 Worldcom, Inc. 1 ...............................             5,345,242
                                                                    ------------
                                                                      15,914,586
                                                                    ------------
TOTAL COMMON STOCKS
   (Cost $399,180,258) ...................................           599,045,807
                                                                    ------------

          NON-CONVERTIBLE PREFERRED
          STOCKS--0.72%
          Conseco Financial Trust:
  200,000   8.70%, 9/30/28 ...............................             4,084,000
  100,000   9.16%, 11/30/26 ..............................             2,225,000
                                                                    ------------
TOTAL NON-CONVERTIBLE PREFERRED STOCKS
   (Cost $7,500,000) .....................................             6,309,000
                                                                    ------------

          CONVERTIBLE PREFERRED
          STOCKS--3.03%
          Central Park Trust, Cvt. Pfd.,
  544,000   5.25% ........................................             6,528,000
          Fleetwood Capital Trust, Cvt. Pfd.,
   40,000   6.00% ........................................               640,000
          Global Crossing, Ltd., Cvt. Pfd.,
   42,700   6.75% ........................................             6,714,575
          Sinclair Broadcast Group, Cvt. Pfd.,
  145,000   6.00% ........................................             3,480,000
          US Restaurant Properties, Series A,
            Cvt. Pfd.,
  523,600   7.72% 4 ......................................             8,639,400
          Winstar Communications, Inc. Series D,
            Cvt. Pfd.,
   86,500   7.00% ........................................               346,000
                                                                    ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (Cost $37,587,775) ....................................            26,347,975
                                                                    ------------

          CONVERTIBLE CORPORATE NOTES & BONDS--0.31%
          Integrated Process Equipment,
  $ 5,020   6.25%, 9/15/04 ...............................             2,679,425
                                                                    ------------
TOTAL CONVERTIBLE CORPORATE NOTES & BONDS
   (Cost $3,940,287) .....................................             2,679,425
                                                                    ------------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS March 31, 2001

      PAR
    (000) SECURITY                                                         VALUE

          CORPORATE NOTES & BONDS--26.35%
          Allied Waste North America,
  $11,000   10.00%, 8/1/09 ...............................          $ 11,220,000
          Amazon.com, Inc.,
    9,230   5/1/08 .......................................             5,353,400
          Avon Products, Inc.,
    3,000   6.55%, 8/1/07 ................................             3,046,254
          Blyth Industries, Inc.,
    4,500   7.90%, 10/1/09 ...............................             4,572,724
          CalEnergy Co., Inc.:
    2,975   7.23%, 9/15/05 ...............................             3,089,380
    5,000   7.63%, 10/15/07 ..............................             5,248,505
          Campbell Soup Co.,
    3,000   6.15%, 12/1/02 ...............................             3,036,159
          Capstar Hotel Co., Sr. Sub. Notes,
    1,000   8.75%, 8/15/07 ...............................               965,000
          Cendant Corp.,
    8,000   7.75%, 12/1/03 ...............................             7,982,144
          Chattem,
    1,138   8.875%, 4/1/08 ...............................               978,680
          Circus Circus,
    3,000   6.75%, 7/15/03 ...............................             2,887,500
          Conseco, Inc.,
    5,100   6.80%, 6/15/05 ...............................             3,952,500
          Crown Castle International Corp.,
    6,000   9.00%, 5/15/11 ...............................             5,850,000
          Cytec Industries:
    5,000   6.50%, 3/15/03 ...............................             5,002,800
    5,000   6.75%, 3/15/08 ...............................             4,721,710
          First Tennessee Bank,
    2,150   6.40%, 4/1/08 ................................             2,102,506
          FMC Corp.:
    1,500   6.75%, 5/5/05 ................................             1,483,455
    5,000   7.00%, 5/15/08 ...............................             4,953,000
          Ford Motor Credit Co.,
    6,150   6.70%, 7/16/04 ...............................             6,290,515
          Frontier Corp.,
    5,000   7.25%, 5/15/04 ...............................             4,807,860
          Fund American Enterprise,
    1,000   7.75%, 2/1/03 ................................             1,028,941
          GTE Corp.,
    5,000   6.46%, 4/15/08 ...............................             5,016,245
          HMH Properties, Inc.:
    5,700   7.875%, 8/1/05 ...............................             5,514,750
    1,000   8.45%, 12/1/08 ...............................               980,000
          ICI,
    5,000   6.95%, 9/15/04 ...............................             5,101,165
          ITT Corp.,
    2,000   6.75%, 11/15/03 ..............................             2,010,124
          J.P. Morgan & Co., Inc.,
    5,000   6.875%, 1/15/07 ..............................             5,173,620


      PAR
    (000) SECURITY                                                         VALUE

           Jefferies Group, Inc.,
  $ 4,000   7.50%, 8/15/07 ...............................          $  4,124,540
          John Q. Hammons Hotels,
    2,000   8.875%, 2/15/04 ..............................             1,920,000
          Knight-Ridder, Inc.,
    3,000   6.625%, 11/1/07 ..............................             3,018,636
          Lilly Industries,
    5,000   7.75%, 12/1/07 ...............................             4,865,670
          Lockheed Martin Corp.,
    2,500   7.25%, 5/15/06 ...............................             2,619,785
          Lodgenet Entertainment, 3
    5,000   10.25%, 12/15/06 .............................             5,050,000
          Markel Corp.,
    1,285   7.25%, 11/1/03 ...............................             1,318,328
          Marriott International, Inc.:
   10,000   6.625%, 11/15/03 .............................            10,189,810
    5,700   7.875%, 9/15/09 ..............................             5,989,526
          Masco Corp.,
    1,000   6.125%, 9/15/03 ..............................               997,466
          McDonnell Douglas Corp.,
    2,000   6.875%, 11/1/06 ..............................             2,104,486
          MCI Communication Corp.,
      500   7.50%, 8/20/04 ...............................               510,665
          Millipore Corp.:
    9,800   7.20%, 4/1/02 ................................             9,847,618
    7,100   7.50%, 4/1/07 ................................             7,160,755
          Nabisco, Inc.,
    2,000   6.70%, 6/15/02 ...............................             2,009,530
          Norfolk Southern Corp.:
    1,500   6.95%, 5/1/02 ................................             1,524,149
    1,500   7.35%, 5/15/07 ...............................             1,570,949
          Premier Parks Corp.:
    5,000   9.25%, 4/1/06 ................................             5,050,000
    3,400   9.75%, 6/15/07 ...............................             3,493,500
          Raychem Corp., Sr. Notes,
    3,815   7.20%, 10/15/08 ..............................             3,919,603
          Raytheon Co.:
    3,000   6.45%, 8/15/02 ...............................             3,006,984
    5,000   6.50%, 7/15/05 ...............................             4,964,695
          Solutia, Inc.,
    5,500   6.50%, 10/15/02 ..............................             5,416,109
          Sun Microsystems:
    2,000   7.00%, 8/15/02 ...............................             2,022,320
    2,000   7.50%, 8/15/06 ...............................             2,076,654
    1,000   7.65%, 8/15/09 ...............................             1,031,013
          Tandy Corp.,
    3,000   6.95%, 9/1/07 ................................             3,093,957
          Tektronix,
    1,000   7.50%, 8/1/03 ................................             1,051,260
          Tenneco Automotive, Inc.,
    2,000   11.625%, 10/15/09 ............................               700,000

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS March 31, 2001


      PAR
    (000) SECURITY                                                         VALUE

          Textron, Inc.,
  $ 7,000   6.75%, 9/15/02 ...............................          $  7,120,043
          United Defense Inds., Inc.,
    5,000   8.75%, 11/15/07 ..............................             4,937,500
          USG Corp.,
    2,660   8.50%, 8/1/05 ................................             2,347,219
          Winstar Communications, Inc.,
    5,000   12.75%, 4/15/10 ..............................             1,300,000
          Xerox Corp.,
      500   7.15%, 8/1/04 ................................               360,000
                                                                    ------------
TOTAL CORPORATE NOTES & BONDS
   (Cost $231,177,330) ...................................           229,081,707
                                                                    ------------


      PAR
    (000) SECURITY                                                         VALUE

          REPURCHASE AGREEMENTS--0.04%
   $  321 Goldman Sachs & Co., dated
            3/30/01, 5.24%, principal and
            interest in the amount of
            $321,140 due 4/02/01,
            collateralized by US Treasury
            Note, par value of $296,000,
            coupon rate, 6.50%, due
            2/15/10 with a market value of
            $328,431 (cost $321,000) .....................          $    321,000
                                                                    ------------
TOTAL INVESTMENTS
   (Cost $679,706,650)2 .........................   99.35%          $863,784,914

OTHER ASSETS IN EXCESS
   OF LIABILITIES ...............................    0.65              5,685,802
                                                   ------           ------------
NET ASSETS ......................................  100.00%          $869,470,716
                                                   ======           ============

--------------------------------------------------------------------------------
1 Non-income producing security.
2 Aggregate cost for federal tax purposes was $678,696,110.
3 Affiliated holding.
4 REIT--Real Estate Investment Trust

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                         MARCH 31, 2001
---------------------------------------------------------------------------------------

 ASSETS
   Investments in unaffiliated issuers, at value (cost $665,946,775) ..... $845,885,389
   Investments in affiliated issuers, at value (cost $13,759,875) ........   17,899,525
   Cash ..................................................................       35,227
   Receivable for capital shares sold ....................................    1,083,200
   Receivable for securities sold ........................................    1,306,771
   Dividend and interest receivable ......................................    6,063,749
   Prepaid expenses and other ............................................      148,547
                                                                           ------------
 Total assets ............................................................  872,422,408
                                                                           ------------
 LIABILITIES
   Payable for capital shares redeemed ...................................    1,764,272
   Accounting fees payable ...............................................       11,393
   Advisory fees payable .................................................      552,524
   Custody fees payable ..................................................       36,976
   Transfer agent fees payable ...........................................      102,580
   Accrued expenses and other ............................................      483,947
                                                                           ------------
 Total liabilities .......................................................    2,951,692
                                                                           ------------
 NET ASSETS .............................................................. $869,470,716
                                                                           ============
 COMPOSITION OF NET ASSETS
   Paid-in capital .......................................................  679,030,406
   Undistributed net investment income ...................................      753,199
   Accumulated net realized gain from investment transactions ............    5,608,847
   Net unrealized appreciation on investments ............................  184,078,264
                                                                           ------------
 NET ASSETS .............................................................. $869,470,716
                                                                           ============
 NET ASSET VALUE PER SHARE
   Class A Shares 1 ......................................................       $21.78
                                                                                 ======
   Class B Shares 2 ......................................................       $21.71
                                                                                 ======
   Class C Shares 3 ......................................................       $21.73
                                                                                 ======
   Institutional Class 4 .................................................       $21.98
                                                                                 ======

--------------------------------------------------------------------------------
1 Net asset value and redemption price per share (based on net assets of $550,287,898 and 25,267,160 shares outstanding). Maximum offering price per share was $23.05 ($21.78 / 0.945). Maximum offering price per share reflects the effect of the 5.50% front-end sales charge.
2 Net asset value and offering price per share (based on net assets of $109,888,030 and 5,060,703 shares outstanding). Redemption value is $20.62 following a 5.00% maximum contingent deferred sales charge.
3 Net asset value and offering price per share (based on net assets of $32,461,370 and 1,493,915 shares outstanding). Redemption value is $21.51 following a 1.00% maximum contingent deferred charge.
4 Net asset value per share (based on net assets of $176,833,418 and 8,045,347 shares outstanding).

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS


                                                                        FOR THE YEAR ENDED
                                                                            MARCH 31, 2001
------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of foreign withholding tax of $9,180) .................. $  9,355,995
   Interest from unaffiliated issuers ....................................   19,169,565
   Interest from affiliated issuers ......................................      510,530
                                                                           ------------
 Total income ............................................................   29,036,090
                                                                           ------------
EXPENSES
   Investment advisory fee ...............................................    6,622,582
   Distribution fees
      Class A Shares .....................................................    1,453,183
      Class B Shares .....................................................    1,126,024
      Class C Shares .....................................................      326,414
   Transfer agent fee ....................................................      503,720
   Accounting fees .......................................................      134,983
   Custody fees ..........................................................      107,806
   Professional fees .....................................................       96,560
   Printing & shareholder reports ........................................       77,461
   Registration fees .....................................................       60,039
   Directors' fees .......................................................       22,443
   Miscellaneous .........................................................       45,361
                                                                           ------------
Total expenses ...........................................................   10,576,576
                                                                           ------------
NET INVESTMENT INCOME ....................................................  $18,459,514
                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain from investment transactions
     (including $237,629 from affiliated issuers) ........................   31,313,957
   Net change in unrealized appreciation/depreciation on investments
     (including ($4,848,182) from affiliated issuers) ....................  (12,629,344)
                                                                           ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..........................   18,684,613
                                                                           ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ............................... $ 37,144,127
                                                                           ============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                 FOR THE YEARS ENDED MARCH 31,
                                                                                         2001             2000
--------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS FROM:
 OPERATIONS
   Net investment income .................................................      $  18,459,514    $  19,059,728
   Net realized gain from investment transactions ........................         31,313,957       79,177,235
   Net change in unrealized appreciation/depreciation
      of investments .....................................................        (12,629,344)     (91,414,939)
                                                                                -------------    -------------
   Net increase in net assets from operations ............................         37,144,127        6,822,024
                                                                                -------------    -------------
 DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and short-term gains:
      Class A Shares .....................................................        (18,398,077)     (20,460,182)
      Class B Shares .....................................................         (2,756,294)      (2,925,870)
      Class C Shares .....................................................           (800,873)        (709,061)
      Institutional Class ................................................         (5,721,644)      (4,990,684)
   Net realized long-term gains:
      Class A Shares .....................................................        (42,118,957)     (12,231,556)
      Class B Shares .....................................................         (8,132,748)      (2,305,977)
      Class C Shares .....................................................         (2,385,319)        (591,874)
      Institutional Class ................................................        (12,449,224)      (2,697,818)
                                                                                -------------    -------------
Total distributions ......................................................        (92,763,136)     (46,913,022)
                                                                                -------------    -------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares ..........................................        134,682,912      198,166,745
   Dividend reinvestments ................................................         86,399,728       42,631,746
   Cost of shares redeemed ...............................................       (234,670,012)    (184,819,312)
                                                                                -------------    -------------
Net increase (decrease) in net assets from
   capital share transactions ............................................        (13,587,372)      55,979,179
                                                                                -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................        (69,206,381)      15,888,181
NET ASSETS
   Beginning of year .....................................................        938,677,097      922,788,916
                                                                                -------------    -------------
   End of year (including undistributed net investment income
      of $753,199 and $2,798,786, respectively)  .........................      $ 869,470,716    $ 938,677,097
                                                                                =============    =============


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS A SHARES
                                                                                       FOR THE YEARS ENDED MARCH 31,
                                                   2001           2000           1999           1998            1997
--------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ....          $23.27         $24.15         $22.09         $17.14          $14.68
                                                 ------         ------         ------         ------          ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ..............            0.49           0.49           0.56           0.47            0.39
   Net realized and unrealized gain
     (loss) on investments ............            0.50          (0.20)          2.40           5.21            2.49
                                                 ------         ------         ------         ------          ------
Total from investment operations ......            0.99           0.29           2.96           5.68            2.88
                                                 ------         ------         ------         ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and
     short-term capital gains .........           (0.73)         (0.73)         (0.57)         (0.47)          (0.36)
   Net realized long-term capital gains           (1.75)         (0.44)         (0.33)         (0.26)          (0.06)
                                                 ------         ------         ------         ------          ------
Total distributions ...................           (2.48)         (1.17)         (0.90)         (0.73)          (0.42)
                                                 ------         ------         ------         ------          ------
NET ASSET VALUE, END OF YEAR ..........          $21.78         $23.27         $24.15         $22.09          $17.14
                                                 ======         ======         ======         ======          ======
TOTAL INVESTMENT RETURN 1 .............            4.36%          1.11%         13.91%         33.82%          19.90%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ...................        $550,288       $622,580       $649,664       $491,575        $278,130
   Ratios to average net assets:
     Net investment income ............            2.13%          2.06%          2.64%          2.49%           2.51%
     Expenses .........................            1.11%          1.09%          1.12%          1.14%           1.27%
   Portfolio turnover rate ............               8%            26%            10%             7%             13%

--------------------------------------------------------------------------------
1 Total return excludes the effect of sales charge.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS B SHARES
                                                                                       FOR THE YEARS ENDED MARCH 31,
                                                   2001           2000           1999           1998            1997
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR ....          $23.22         $24.11         $22.08         $17.16          $14.71
                                                 ------         ------         ------         ------          ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ..............            0.31           0.31           0.41           0.34            0.26
   Net realized and unrealized gain
     (loss) on investments ............            0.50          (0.20)          2.38           5.20            2.51
                                                 ------         ------         ------         ------          ------
Total from investment operations ......            0.81           0.11           2.79           5.54            2.77
                                                 ------         ------         ------         ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and
     short-term capital gains .........           (0.57)         (0.56)         (0.43)         (0.36)          (0.26)
   Net realized long-term capital gains           (1.75)         (0.44)         (0.33)         (0.26)          (0.06)
                                                 ------         ------         ------         ------          ------
   Total distributions ................           (2.32)         (1.00)         (0.76)         (0.62)          (0.32)
                                                 ------         ------         ------         ------          ------
NET ASSET VALUE, END OF YEAR ..........          $21.71         $23.22         $24.11         $22.08          $17.16
                                                 ======         ======         ======         ======          ======
TOTAL INVESTMENT RETURN 1 .............            3.54%          0.36%         13.10%         32.84%          19.00%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s omitted)      $109,888       $121,117       $110,680        $64,498         $17,311
   Ratios to average net assets:
     Net investment income ............            1.38%          1.30%          1.90%          1.75%           1.84%
     Expenses .........................            1.86%          1.84%          1.87%          1.89%           2.02%
   Portfolio turnover rate ............               8%            26%            10%             7%             13%

--------------------------------------------------------------------------------
1 Total return excludes the effect of sales charge.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 CLASS C SHARES                                                         FOR THE PERIOD
                                                                       APRIL 8, 1998 1
                                       FOR THE YEARS ENDED MARCH 31, THROUGH MARCH 31,
                                                   2001         2000              1999
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .......     $23.22       $24.12            $22.31
                                                 ------       ------            ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...................       0.32         0.31              0.39
   Net realized and unrealized
     gain (loss) on investments ............       0.51        (0.21)             2.10
                                                 ------       ------            ------
Total from investment operations ...........       0.83         0.10              2.49
                                                 ------       ------            ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and
     short-term gains ......................      (0.57)       (0.56)            (0.35)
   Net realized long-term capital gains ....      (1.75)       (0.44)            (0.33)
                                                 ------       ------            ------
   Total distributions .....................      (2.32)       (1.00)            (0.68)
                                                 ------       ------            ------
NET ASSET VALUE, END OF PERIOD .............     $21.73       $23.22            $24.12
                                                 ======       ======            ======
TOTAL INVESTMENT RETURN 2 ..................       3.63%        0.31%            11.50%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted)     $32,461      $33,989           $17,450
   Ratios to average net assets:
     Net investment income .................       1.38%        1.34%             2.05%3
     Expenses ..............................       1.86%        1.85%             1.91%3
   Portfolio turnover rate .................          8%          26%               10%

--------------------------------------------------------------------------------
1  Commencement of operations.
2  Total return excludes the effect of sales charge.
3  Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

 INSTITUTIONAL CLASS
                                                                                       FOR THE YEARS ENDED MARCH 31,
                                                   2001           2000           1999           1998            1997
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR .........     $23.45         $24.36         $22.26         $17.27          $14.77
                                                 ------         ------         ------         ------          ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income ...................       0.54           0.55           0.63           0.51            0.41
   Net realized and unrealized gain
      (loss) on investments ................       0.52          (0.21)          2.41           5.25            2.53
                                                 ------         ------         ------         ------          ------
Total from investment operations ...........       1.06           0.34           3.04           5.76            2.94
                                                 ------         ------         ------         ------          ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income and
      short-term capital gains .............      (0.78)         (0.81)         (0.61)         (0.51)          (0.38)
   Net realized long-term capital gains ....      (1.75)         (0.44)         (0.33)         (0.26)          (0.06)
                                                 ------         ------         ------         ------          ------
   Total distributions .....................      (2.53)         (1.25)         (0.94)         (0.77)          (0.44)
                                                 ------         ------         ------         ------          ------
NET ASSET VALUE, END OF YEAR ...............     $21.98         $23.45         $24.36         $22.26          $17.27
                                                 ======         ======         ======         ======          ======
TOTAL INVESTMENT RETURN ....................       4.60%          1.36%         14.20%         34.08%          20.24%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year (000s omitted) ..   $176,833       $160,991       $144,995       $103,817         $34,771
   Ratios to average net assets:
     Net investment income .................       2.38%          2.32%          2.88%          2.75%           2.83%
     Expenses ..............................       0.86%          0.84%          0.87%          0.89%           1.02%
   Portfolio turnover rate .................          8%            26%            10%             7%             13%


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND SIGNIFICANT
        ACCOUNTING POLICIES

A. ORGANIZATION
Flag Investors Value Builder Fund, Inc. ('the Fund'), which was organized as a Maryland Corporation on March 5, 1992, began operations June 15, 1992. The Fund is registered under the Investment Company Act of 1940, as amended (the '1940 Act') as a diversified, open-end management investment company. The Fund seeks to maximize total return through a combination of long-term growth of capital and current income by investing primarily in a portfolio of common stocks and corporate bonds.


The Fund consists of four share classes: Class A Shares, which began operations June 15, 1992; Class B Shares, which began operations January 3, 1995; Class C Shares, which began operations April 8, 1998; and Institutional Class, which began operations November 2, 1995.


The Class A, Class B, and Class C Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and C Shares have a contingent deferred sales charge. In addition the Class A Shares have a different distribution fee than the Class B and Class C Shares. The Institutional Class has neither a sales charge nor a distribution fee.


B. VALUATION OF SECURITIES
The Fund values a portfolio security that is primarily traded on a national exchange by using the last sales price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable or unreliable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At March 31, 2001 there were no fair valued securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.


C. SECURITIES TRANSACTIONS, INVESTMENT INCOME
   AND OTHER
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis. Income, gains and common expenses are allocated to each class based on its respective net assets. Class specific expenses are charged directly to each class.


In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premiums and discounts on all fixed-income securities. Management expects that there will be no impact to the Fund because of the adoption of this principle to the Fund's financial statements.


D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.


E. REPURCHASE AGREEMENTS
The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the seller agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.


F. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States.


These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of March 31, 2001 have been primarily attributable to adjustments related to REIT dividends received and the utilization of earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes, and have been reclassified to the following accounts:


 Undistributed          Accumulated
Net Investment         Net Realized             Paid-in
        Income        Gain (Losses)             Capital
--------------       --------------             -------
  $(1,010,547)         $(8,451,250)          $9,461,797


G. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


H. AFFILIATED COMPANY
As defined by the Investment Company Act of 1940, an affiliated company is one in which the Fund has a direct or indirect ownership, control of or voting power over 5 percent or more of the outstanding voting shares of the company.


NOTE 2--FEES AND TRANSACTIONS WITH
        AFFILIATES AND OTHER FEES
Investment Company Capital Corp. ('ICCC'), an indirect, wholly-owned subsidiary of Deutsche Bank AG, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICCC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million.


Alex. Brown Investment Management ('ABIM') is the Fund's investment sub-advisor. As compensation for its sub-advisory services, ICCC pays ABIMa fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.65% of the first $50 million, 0.50% of the next $150 million, and 0.40% of the amount over $200 million. Prior to September 1, 2000, the fee was calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million, and 0.50% of the amount over $200 million.


ICCC provides accounting services to the Fund for which the Fund pays ICCC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets.


ICCC also provides transfer agency services to the Fund for which the Fund pays ICCC a per account fee that is calculated and paid monthly.


Certain officers and directors of the Fund are also officers or directors of ICCC. These persons are not paid by the Fund for serving in these capacities.


ICC Distributors, Inc. ('ICCD'), a non-affiliated entity, provides distribution services to the Fund for which ICCD is paid an annual fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly. This fee is paid at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B and Class C Shares' average daily net assets. Class B and Class C Shares are also subject to a 0.25% shareholder servicing fee. No distribution fees are charged to the Institutional Shares.


Bankers Trust Company, an affiliate of ICCC, provides custody services to the Fund for which the Fund pays Bankers Trust an annual fee.

The Fund participates along with other former Flag Investors Funds in a retirement plan (the Plan) for

--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

eligible Directors. Effective February 12, 2001, the Board of Directors of the Fund, as well as each Fund participating in the Plan, voted to amend the Plan. The amendments provide that no further benefits would accrue to any current or future Directors and include a one-time payment of benefits accrued under the Plan to Directors as calculated based on certain actuarial assumptions. At each Director's election, this one-time payment could be transferred into the Director's Deferred Compensation Plan or be paid to them in a lump sum cash distribution. Two retired directors will continue to receive benefits under the provisions of the Plan. The actuarially computed pension expense allocated to the Fund for the year ended March 31, 2001 was $10,780 and the accrued liability was $61,912.


NOTE 3--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 97 million shares of $.001 par value capital stock (50 million Class A Shares, 15 million Class B Shares, 15 million Class C Shares, 15 million Institutional Class Shares and 2 million undesignated). Transactions in capital shares were as follows:


                                                      Class A Shares
             -------------------------------------------------------
                     For the Year Ended           For the Year Ended
                         March 31, 2001               March 31, 2000
             --------------------------   --------------------------
                 Shares          Amount       Shares          Amount
             ----------   -------------   ----------   -------------
Sold          1,627,278   $  36,709,063    4,644,618   $ 111,848,190
Reinvested    2,550,304      56,101,406    1,246,224      29,878,743
Redeemed     (5,666,748)   (129,212,289)  (6,032,319)   (141,026,400)
             ----------   -------------   ----------   -------------
Net increase
  (decrease) (1,489,166)  $ (36,401,820)    (141,477)  $     700,533
             ==========   =============   ==========   =============

                                                      Class B Shares
             -------------------------------------------------------
                     For the Year Ended           For the Year Ended
                         March 31, 2001               March 31, 2000
             --------------------------   --------------------------
                 Shares          Amount       Shares          Amount
             ----------   -------------    ---------    ------------
Sold            602,196   $  13,595,867    1,418,819    $ 34,087,833
Reinvested      461,723      10,116,487      202,275       4,844,150
Redeemed     (1,219,631)    (27,655,881)    (994,920)    (23,119,651)
             ----------   -------------    ---------    ------------
Net increase
  (decrease)   (155,712)  $  (3,943,527)     626,174    $ 15,812,332
             ==========   =============    =========    ============


                                                      Class C Shares
             -------------------------------------------------------
                     For the Year Ended           For the Year Ended
                         March 31, 2001               March 31, 2000
             --------------------------   --------------------------
                 Shares          Amount       Shares          Amount
               --------     -----------     --------     -----------
Sold            195,500     $ 4,443,644      876,029     $21,144,728
Reinvested      135,902       2,979,790       49,343       1,179,480
Redeemed       (301,124)     (6,787,449)    (185,256)     (4,293,788)
               --------     -----------     --------     -----------
Net increase     30,278     $   635,985      740,116     $18,030,420
               ========     ===========     ========     ===========


                                                 Institutional Class
             -------------------------------------------------------
                     For the Year Ended           For the Year Ended
                         March 31, 2001               March 31, 2000
             --------------------------   --------------------------
                 Shares          Amount       Shares          Amount
             ----------   -------------    ---------    ------------
Sold          3,488,414    $ 79,934,338    1,334,488    $ 31,085,994
Reinvested      775,830      17,202,045      278,818       6,729,373
Redeemed     (3,083,233)    (71,014,393)    (702,190)    (16,379,473)
             ----------    ------------    ---------    ------------
Net increase  1,181,011    $ 26,121,990      911,116    $ 21,435,894
             ==========    ============    =========    ============

NOTE 4--PURCHASES AND SALES OF INVESTMENT
        SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended March 31, 2001, were $74,643,551 and $154,191,194, respectively.


For federal income tax purposes, the tax basis of investments held at March 31, 2001 was $678,696,110. The aggregate gross unrealized appreciation for all investments at March 31, 2001, was $248,211,601 and the aggregate gross unrealized depreciation for all investments was $63,122,797.


NOTE 5--SUBSEQUENT EVENT
On March 13, 2001, Deutsche Asset Management announced that it will change the name of its 'Flag Investors' family of mutual funds to 'Deutsche Asset Management,' effective May 7, 2001. This change will not affect the name of the Fund, but will result in modifications to the presentation of the Fund's periodic reports.


--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Flag Investors Value Builder Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Value Builder Fund, Inc. (the 'Fund') at March 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
May 9, 2001


--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited) For the Year Ended March 31, 2001

The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.


The Fund hereby designates the following earned amount as 20% rate capital gain dividends for the fiscal year ended March 31, 2001, $27,046,888.


The Fund's distributions to shareholders included $1.75 per share from long-term capital gains, all of which is taxable at the 20% capital gains rate.


Of ordinary distributions made during the fiscal year ended March 31, 2001, 26.22% qualifies for the dividends received deduction available to corporate shareholders.



--------------------------------------------------------------------------------

Value Builder Fund
--------------------------------------------------------------------------------
SHAREHOLDER MEETING (Unaudited)

For the year ended March 31, 2001, the Flag Investors Value Builder Fund, Inc. shareholders voted on the following proposal at a Special Meeting of Shareholders (the 'Special Meeting') held on December 7, 2000.The description of the proposal and the number of shares voted are as follows:


1. TO APPROVE A PROPOSED SUB-ADVISORY AGREEMENT AMONG THE FUND, ITS INVESTMENT ADVISOR, INVESTMENT COMPANY CAPITAL CORP. ('ICCC'), AND ITS SUB-ADVISOR, ALEX. BROWN INVESTMENT MANAGEMENT ('ABIM'), EFFECTIVE MARCH 2001, REFLECTING AN EXPECTED CHANGE IN CONTROL OF ABIM.


                      FOR            AGAINST             ABSTAIN
                     ----           --------            --------
               29,829,737             81,218             106,750

--------------------------------------------------------------------------------

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                          DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                          PO BOX 219210
                          KANSAS CITY, MO 64121-9210
or call toll-free:        1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management,Inc., and Deutsche Asset Management Investment Services Limited.


Value Builder Fund
Class A Shares                                           CUSIP #33832R105
Class B Shares                                           CUSIP #33832R303
Class C Shares                                           CUSIP #33832R501
Institutional Class                                      CUSIP #33832R402
                                                         VBANN (5/01)

Distributed by:
ICC Distributors, Inc.